Based solely upon a review of the copies of the forms received by Eaton Vance California Municipal Bond Fund, Eaton Vance Enhanced Equity Income Fund, Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (each a Fund and collectively the Funds), all of the trustees and officers of the Funds, Eaton Vance Management and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the most recent fiscal year end, except that Jill Damon, the Secretary of each Fund, submitted a Form 3 filing after its due date as a result of an administrative delay with the Securities and Exchange Commission.  No transactions were reported on this form.